As filed with the Securities and Exchange Commission on December 28, 1995
                                                        File No. 811-6118


                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549



                                   FORM N-1A


                            REGISTRATION STATEMENT

                                     UNDER

                      THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 7


                          Tax Free Reserves Portfolio
               (Exact Name of Registrant as Specified in Charter)

                6 St. James Avenue, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 617-423-1679

      Philip W. Coolidge, 6 St. James Avenue, Boston, Massachusetts 02116
                    (Name and Address of Agent for Service)

                                with a copy to
                             Roger P. Joseph, Esq.
                             Bingham, Dana & Gould
                              150 Federal Street
                          Boston, Massachusetts 02110


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                               Explanatory Note


     This Registration Statement has been filed by the Registrant pursuant to
Section 8(b) of the Investment Company Act of 1940. However, beneficial interests in the Registrant are not being registered under the Securities Act of 1933 (the "1933 Act") since such interests will be issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Registrant may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in the Registrant.

                                    Part A


Responses to Items 1 through 3 and 5A have been omitted pursuant to paragraph 4 of Instruction F of the General Instructions to Form N-1A.

Item 4.  General Description of Registrant.

     Tax Free Reserves Portfolio (the "Portfolio") is a no-load, non-diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on March 1, 1990. Beneficial interests in the Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Portfolio may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

Investment Objectives

     The investment objectives of the Portfolio are to provide investors in the Portfolio with high levels of current income exempt from federal income taxes, preservation of capital and liquidity. The investment objectives of the Portfolio may be changed without the approval of the investors in the Portfolio, but not without written notice thereof to the investors in the Portfolio at least 30 days prior to implementing the change. Of course, there can be no assurance that the Portfolio will achieve its investment objectives.

Investment Policies

     The Portfolio seeks its objectives by investing primarily in short-term, high quality fixed rate and variable rate obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal income taxes (these securities are referred to as "Municipal Obligations"). As a fundamental policy, the Portfolio invests at least 80% of its assets, under normal circumstances, in the following types of Municipal Obligations and in participation interests in these obligations issued by banks, insurance companies or other financial institutions ("Participation Interests"):

     (1) Municipal bonds that at the date of purchase are rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Rating Group ("S&P") or Fitch Investors Service, Inc. ("Fitch"), or are unrated but are of comparable quality as determined by Citibank, N.A. ("Citibank"), the Portfolio's investment adviser (the "Adviser"), on the basis of a credit evaluation of the obligor, or of the bank issuing the Participation Interest or guarantee of the bonds, or of any insurance issued in support of the bonds or the Participation Interest;

     (2) Municipal notes that at the date of purchase are rated MIG 2/VMIG 2 or better by Moody's, SP-2 or better by S&P or F-2 or better by Fitch, or are unrated but are of comparable quality as determined by the Adviser; and

     (3) Municipal commercial paper that at the date of purchase is rated Prime-2 or better by Moody's, A-2 or better by S&P or F-2 or better by Fitch, or is unrated but is of comparable quality as determined by the Adviser.

    Although the Portfolio attempts to invest all of its assets in Municipal Obligations, the Portfolio may invest up to 20% of its assets in taxable securities (such as U.S. Government obligations or certificates of deposit of domestic banks). Any taxable securities in which the Portfolio invests are of comparable quality to the Municipal Obligations in which the Portfolio invests.

     In determining the tax status of interest on Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer.

Certain Additional Investment Policies

     90-day Average Maturity. All of the Portfolio's investments mature in 397 days or less from the date of purchase, have a variable rate of interest adjusted no less frequently than every 397 days, or are purchased pursuant to a repurchase agreement which provides for repurchase by the seller within 397 days from the date of purchase. The average maturity of the Portfolio's investments (on a dollar-weighted basis) is 90 days or less. All of the Portfolio's investments are "eligible securities" within the meaning of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), and are determined by the Adviser, pursuant to power delegated by the Portfolio's Board of Trustees, to present minimal credit risks. Investment in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investment in instruments with a lower quality or a longer term.

     Permitted Investments. Uninvested cash reserves may be held temporarily for the Portfolio pending investment. The Portfolio may borrow from banks up to 15% of its total assets for temporary or emergency purposes. For more information regarding permitted investments and investment practices, see "Permitted Investments and Investment Practices" below. The Portfolio will not necessarily invest or engage in each of the investments and investment practices described in "Permitted Investments and Investment Practices," but reserves the right to do so.

     Investment Restrictions. Part B of this Registration Statement contains a list of specific investment restrictions which govern the Portfolio's investment policies. Certain of these specific restrictions may not be changed without the approval of the investors in the Portfolio. Except as otherwise indicated, the Portfolio's investment restrictions and policies may be changed without investor approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in the Portfolio's securities will not be a violation of policy.

     Brokerage Transactions. The primary consideration in placing the Portfolio's security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible.

Certain Risk Considerations

     The risks of investing in the Portfolio vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. Certain of these risks are described below.

     Non-diversified Status. The Portfolio is a non-diversified mutual fund. This means that it is not subject to any statutory restrictions under the 1940 Act limiting the investment of its assets in one or relatively few issuers (although certain diversification requirements are imposed by the Internal Revenue Code). Since the Portfolio may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the value of shares of the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than the value of shares of a diversified mutual fund would be. The Portfolio also may invest 25% or more of its assets in securities the issuers of which are located in the same state or the interest on which is paid from revenues of similar type projects or that are otherwise related in such a way that a single economic, business or political development or change affecting one of the securities would also affect other securities. Investors should consider the greater risk inherent in these policies when compared with a more diversified mutual fund.

     "Concentration" in Participation Interests. The Portfolio invests more than 25% of its assets in Participation Interests in Municipal Obligations which are secured by bank letters of credit or guarantees. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit or guarantee.

Permitted Investments and Investment Practices

     Municipal Bonds. Municipal bonds are debt obligations of states, cities, municipalities and municipal agencies and authorities which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes, such as construction of a wide range of public facilities, refunding outstanding obligations or obtaining funds for institutions and facilities. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

     In addition, certain kinds of industrial development bonds ("IDBs") are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities, such as warehouse, office, plant and store facilities and environmental and pollution control facilities. IDBs are, in most cases, revenue bonds. The payment of the principal and interest on IDBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. Many IDBs may not be readily marketable; however, the IDBs or the participation certificates in IDBs purchased by the Portfolio will have liquidity because they generally will be supported by demand features to "high quality" banks, insurance companies or other financial institutions.

     Municipal Notes. There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes ("TRANs"); Tax Anticipation Notes ("TANs"); Revenue Anticipation Notes ("RANs"); and Bond Anticipation Notes ("BANs"). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that principal and interest of the maturing notes will be paid out of proceeds from notes or bonds to be issued concurrently or at a later date. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

     Variable Rate Instruments and Participation Interests. Variable rate instruments provide for a periodic adjustment in the interest rate paid on the instrument and usually permit the holder to receive payment of principal and accrued interest upon a specified number of days' notice. The Portfolio may invest in participation interests in Municipal Obligations owned by a bank, insurance company or other financial institution or affiliated organization ("Participation Interests"). A variable rate instrument or a Participation Interest may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank, or an insurance policy of an insurance company. See "Stand-by Commitments." Purchase of a Participation Interest may involve the risk that the Portfolio will not be deemed to be the owner of the underlying Municipal Obligation for purposes of the ability to claim tax exemption of interest paid on that Municipal Obligation. If interest rates rise or fall, the rates payable on variable rate instruments will generally be readjusted. As a result variable rate instruments do not offer the same opportunity for capital appreciation or loss as fixed rate instruments.

     Stand-by Commitments. When the Portfolio purchases Municipal Obligations it may also acquire stand-by commitments from banks with respect to such Municipal Obligations. The Portfolio also may acquire stand-by commitments from broker-dealers. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a "put" option with respect to a particular Municipal Obligation. The Portfolio intends to acquire stand-by commitments solely to facilitate liquidity. Stand-by commitments are subject to certain risks, which include the ability of the issuer of the commitment to pay for the Municipal Obligations at the time the commitment is exercised, the fact that the commitment is not marketable, and that the maturity of the underlying security will generally be different from that of the commitment.

     "When-Issued" Securities. In order to ensure the availability of suitable securities, the Portfolio may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities would be delivered to the Portfolio at a future date beyond customary settlement time. Under normal circumstances, the Portfolio takes delivery of the securities. In general, the purchaser does not pay for the securities until received and does not start earning interest until the contractual settlement date. While awaiting delivery of the securities, the Portfolio establishes a segregated account consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Portfolio's commitments to purchase "when-issued" securities. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

     Repurchase Agreements. The Portfolio may enter into repurchase agreements in order to earn a return on temporarily available cash. Repurchase agreements are transactions in which an institution sells the Portfolio a security at one price, subject to the Portfolio's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase. Repurchase agreements may involve Municipal Obligations or other securities.

     Restricted Securities. The Portfolio may purchase restricted securities that are not registered for sale to the general public. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. Institutional trading in restricted securities is relatively new, and the liquidity of the Portfolio's investments could be impaired if trading does not develop or declines.

     Private Placements and Illiquid Investments. The Portfolio may invest up to 10% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolio to sell them promptly at an acceptable price.


Item 5.  Management.

Trustees

     The Portfolio's Board of Trustees provides broad supervision over the affairs of the Portfolio. A majority of the Portfolio's Trustees are not affiliated with the Adviser. More information on the Trustees and officers of the Portfolio appears in Part B of this Registration Statement.

Investment Adviser

     Citibank. Citibank, N.A. ("Citibank") is the Portfolio's investment adviser (the "Adviser"). The address of Citibank is 153 East 53rd Street, New York, New York 10043. The Portfolio draws on the strength and experience of Citibank. Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. Its portfolio managers are responsible for investing in money market, equity and fixed income securities. Citibank and its affiliates manage more than $73 billion in assets worldwide, including the Landmark Funds and Portfolios. Citibank is a wholly-owned subsidiary of Citicorp.

     Citibank manages the assets of the Portfolio pursuant to an investment advisory agreement (the "Advisory Agreement"). Subject to policies set by the Portfolio's Trustees, Citibank makes investment decisions for the Portfolio.

     Advisory Fees. For its services under the Advisory Agreement, the Adviser receives investment advisory fees, which are accrued daily and paid monthly, of 0.20% of the Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year. The Adviser has voluntarily agreed to waive a portion of its investment advisory fee from the Portfolio.

     For the fiscal year ended August 31, 1995, the investment advisory fees payable to Citibank from the Portfolio were $613,607.

     Banking Relationships. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Portfolio, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.

     Bank Regulatory Matters. The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Portfolio. Citibank believes that its services under the Advisory Agreement and the activities performed by it or its affiliates as sub-administrator are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory and sub-administrative activities by banks. State laws on this issue may differ from applicable federal law and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services for the Portfolio. If Citibank or its affiliates were to be prevented from acting as the Adviser or sub-administrator, the Portfolio would seek alternative means for obtaining these services. The Portfolio does not expect that investors would suffer any adverse financial consequences as a result of any such occurrence.

Administrative Services Plan

     The Portfolio has an administrative services plan ("Administrative Services Plan") which provides that the Portfolio may obtain the services of an administrator, a transfer agent and a custodian, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, fees paid to the Administrator may not exceed 0.05% of the Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year. See "Administrator" and "Transfer Agent, Custodian and Fund Accountant" below.

Administrator

     The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS"), the Portfolio's administrator (the "Administrator"), supervises the overall administration of the Portfolio. The address of LFBDS is 6 St. James Avenue, Boston, Massachusetts 02116. LFBDS provides certain administrative services to the Portfolio under an administrative services agreement ("Administrative Services Agreement"). These administrative services include providing general office facilities, supervising the overall administration of the Portfolio, and providing persons satisfactory to the Board of Trustees to serve as Trustees and officers of the Portfolio. These Trustees and officers may be directors, officers or employees of LFBDS or its affiliates.

     For these services, the Administrator receives fees, accrued daily and paid monthly, of 0.05% of the assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year. The Administrator has voluntarily agreed to waive a portion of the fees payable to it. For the fiscal year ended August 31, 1995, the fees payable to LFBDS under the Administrative Services Agreement were $153,402.

     LFBDS is a wholly-owned subsidiary of Signature Financial Group, Inc.

Sub-Administrator

     Pursuant to a sub-administrative services agreement, Citibank performs such sub-administrative duties for the Portfolio as from time to time are agreed upon by Citibank and LFBDS. Citibank's compensation as sub-administrator is paid by LFBDS.

Transfer Agent, Custodian and Fund Accountant

     The Portfolio's transfer agent and dividend paying agent is State Street Bank and Trust Company ("State Street"). State Street acts as the custodian of the Portfolio's assets. State Street also provides fund accounting services to the Portfolio and calculates the daily net asset value for the Portfolio. The address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

Expenses

     The Portfolio pays all of its expenses, including the compensation of its Trustees who are not affiliated with LFBDS; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Portfolio; fees and expenses of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Portfolio; insurance premiums; expenses of calculating the net asset value of and the net income on the Portfolio; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; and the advisory fees payable to the Adviser and the administrative fees payable to the Administrator. For the fiscal year ended August 31, 1995, the Portfolio's total expenses were 0.32% of its average net assets.


Item 6.  Capital Stock and Other Securities.

     Investments in the Portfolio have no preference, pre-emptive or conversion rights and are fully paid and non-assessable, except as set forth below. The Portfolio is not required and has no current intention to hold annual meetings of investors, but the Portfolio will hold special meetings of investors when in the judgment of the Trustees it is necessary or desirable to submit matters for an investor vote. Investors have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of investors) the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees. Investors also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of investors. Upon liquidation or dissolution of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

     The Portfolio is organized as a trust under the laws of the State of New York. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in the Portfolio. Each investor is entitled to a vote in proportion to the value of its investment in the Portfolio. Investments in the Portfolio may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value. Investors in the Portfolio (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, it is not expected that the liabilities of the Portfolio would ever exceed its assets.

     The net income of the Portfolio is determined each day on which the New York Stock Exchange is open for trading (a "Business Day") (and on such other days as are deemed necessary in order to comply with Rule 22c-1 under the 1940 Act). This determination is made once during each such day as of 12:00 noon, Eastern time. All the net income of the Portfolio, as defined below, so determined is allocated pro rata among the investors in the Portfolio at the time of such determination.

     For this purpose the net income of the Portfolio (from the time of the immediately preceding determination thereof) shall consist of (i) all income accrued, less the amortization of any premium, on the assets of the Portfolio, less (ii) all actual and accrued expenses of the Portfolio determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of the Portfolio.

     It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio is able to satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, assuming that the investor invested all of its investable assets in the Portfolio.


Item 7.  Purchase of Securities.

     Beneficial interests in the Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Portfolio may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

     An investment in the Portfolio may be made without a sales load. All investments are made at net asset value next determined after an order is received by the Portfolio. The net asset value of the Portfolio is determined on each Business Day. Securities are valued at amortized cost, which the Trustees of the Portfolio have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Trustees of the Portfolio determine that it does not constitute fair value for such purposes.

     There is no minimum initial or subsequent investment in the Portfolio. However, since the Portfolio intends to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets, investments must be made in federal funds (i.e., monies credited to the account of the Portfolio's custodian bank by a Federal Reserve Bank).

     The Portfolio reserves the right to cease accepting investments at any time or to reject any investment order.

     The exclusive placement agent for the Portfolio is LFBDS. LFBDS receives no additional compensation for serving as the exclusive placement agent for the Portfolio.


Item 8.  Redemption or Repurchase.

     An investor in the Portfolio may withdraw all or any portion of its investment at any time at the net asset value next determined after a withdrawal request in proper form is furnished by the investor to the Portfolio. The proceeds of a withdrawal will be paid by the Portfolio in federal funds normally on the Business Day the withdrawal is effected, but in any event within seven days. Investments in the Portfolio may not be transferred.

     The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted, or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.


Item 9.  Pending Legal Proceedings.

    Not applicable.

                                    Part B


Item 10.  Cover Page.

    Not applicable.


Item 11.  Table of Contents.                             Page

General Information and History                          B-1
Investment Objectives and Policies                       B-1
Management                                               B-13
Control Persons and Principal Holders of Securities      B-15
Investment Advisory and Other Services                   B-16
Brokerage Allocation and Other Practices                 B-18
Capital Stock and Other Securities                       B-19
Purchase, Redemption and Pricing of Securities           B-21
Tax Status                                               B-22
Underwriters                                             B-24
Calculations of Performance Data                         B-24
Financial Statements                                     B-24


Item 12.  General Information and History.

    Not applicable.


Item 13.  Investment Objectives and Policies.

     The investment objectives of Tax Free Reserves Portfolio (the "Portfolio") are to provide its investors with high levels of current income which is exempt from federal income taxes, preservation of capital and liquidity. There can, of course, be no assurance that the Portfolio will achieve its investment objectives. The investment objectives of the Portfolio may be changed without approval of the investors in the Portfolio.

     The Portfolio seeks its investment objectives by investing primarily in short-term, high quality fixed rate and variable rate obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal personal income taxes, including participation interests in such obligations issued by banks, insurance companies or other financial institutions. (Such securities, whether or not the interest thereon is subject to the federal alternative minimum tax, are referred to herein as "Municipal Obligations"). In determining the tax status of interest on Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer. The Portfolio may hold uninvested cash reserves pending investment. The Portfolio's investments may include "when-issued" or "forward delivery" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Portfolio will attempt to invest 100% of its assets in Municipal Obligations, the Portfolio reserves the right to invest up to 20% of the value of its total assets in securities, the interest income on which is subject to federal, state and local income tax or the federal alternative minimum tax. The Portfolio invests more than 25% of its assets in participation certificates issued by banks in industrial development bonds and other Municipal Obligations. In view of this "concentration" in these bank participation certificates, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Instruments and Participation Interests" below.)

     All investments by the Portfolio mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the Portfolio's securities (on a dollar-weighted basis) is 90 days or less. The maturities of variable rate instruments held by the Portfolio are deemed to be the longer of the notice period, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days. (See "Variable Rate Instruments and Participation Interests" below.) All investments by the Portfolio are "eligible securities" (rated in one of the two highest rating categories for short-term obligations by at least two nationally recognized statistical rating organizations (each a "NRSRO") assigning a rating to the security or issuer or, if only one NRSRO assigned a rating, that NRSRO, or, in the case of an investment which is not rated, of comparable quality as determined by or on behalf of the Portfolio's Board of Trustees on the basis of its credit evaluation of the obligor or of the bank issuing a participation interest, letter of credit or guarantee, or insurance issued in support of the Municipal Obligations or participation interests). (See "Variable Rate Instruments and Participation Interests" below.) Such instruments may produce a lower yield than would be available from less highly rated instruments. The Portfolio's Board of Trustees has determined that Municipal Obligations which are backed by the full faith and credit of the U.S. Government are considered to have a rating equivalent to Moody's Aaa.

     As a fundamental policy, the investments of the Portfolio will be made primarily (i.e., at least 80% of its assets under normal circumstances) in:

     (1) Municipal bonds with remaining maturities of one year or less that are rated within the Aaa or Aa categories at the date of purchase by Moody's Investors Service, Inc. ("Moody's") or within the AAA or AA categories by Standard & Poor's Ratings Group ("Standard & Poor's") or Fitch Investors Service, Inc.("Fitch") or, if not rated by these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Portfolio on the basis of the credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance issued in support of the bonds or the participation interests.

     (2) Municipal notes with remaining maturities of one year or less that at the date of purchase are rated MIG-1/VMIG 1 or MIG-2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by Standard & Poor's or F-1+,F-1 or F-2 by Fitch or, if not rated by these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Portfolio. The principal kinds of municipal notes are tax and revenue anticipation notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency.

     (3) Municipal commercial paper that is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by these rating agencies, is of comparable quality as determined by or on behalf of the Board of Trustees of the Portfolio. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

     Subsequent to its purchase by the Portfolio, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event requires sale of such Municipal Obligation by the Portfolio (other than variable rate instruments which must be sold if they are not "high quality"), but the Adviser considers such event in determining whether the Portfolio should continue to hold the Municipal Obligation. To the extent that the ratings given to the Municipal Obligations or other securities held by the Portfolio are altered due to changes in any of the Moody's, Standard & Poor's or Fitch ratings systems, the Adviser adopts such changed ratings as standards for its future investments in accordance with the investment policies contained herein. Certain Municipal Obligations issued by instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Treasury but only by the creditworthiness of the instrumentality. The Portfolio's Board of Trustees has determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the U.S. Government is considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are "eligible securities" (i.e., within the two highest ratings assigned by Moody's, Standard & Poor's or Fitch), or where the obligations are not freely transferable, the Portfolio will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance policy or other comparable undertaking of an approved financial institution.

     The Portfolio may invest 25% or more of its assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

Loans of Securities

     The Portfolio may lend its securities to brokers, dealers and financial institutions, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the Portfolio may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Portfolio will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the net assets of the Portfolio.

     The Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short term money market instruments. In connection with lending securities, the Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

     Although the Portfolio reserves the right to lend its securities, it has no current intention of doing so in the foreseeable future.

Variable Rate Instruments and Participation Interests

     Variable rate instruments that the Portfolio may purchase are tax-exempt Municipal Obligations (including municipal notes and municipal commercial paper) that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or "putting" such instrument to a third party.

     The variable rate instruments in which the Portfolio's assets may be invested are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Portfolio will decide which variable rate instruments it will purchase in accordance with procedures prescribed by its Board of Trustees to minimize credit risks. An unrated variable rate instrument may be determined to meet the Portfolio's high quality criteria if it is backed by a letter of credit or guarantee or a right to tender or put the instrument to a third party or is insured by an insurer that meets the high quality criteria for the Portfolio discussed above or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality," no credit support from a bank or other financial institution will be necessary. Each unrated variable rate instrument will be evaluated on a quarterly basis to determine that it continues to meet the Portfolio's high quality criteria. If an instrument is ever deemed to be of less than high quality, the Portfolio either will sell it in the market or exercise the liquidity feature described below.

     Variable rate instruments in which the Portfolio's assets may be invested include participation interests in variable rate, tax-exempt Municipal Obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying Municipal Obligations may be fixed, the terms of the participation interest may result in the Portfolio receiving a variable rate on its investment. A participation interest gives the Portfolio an undivided interest in the Municipal Obligation in the proportion that the Portfolio's participation bears to the total principal amount of the Municipal Obligation and provides the liquidity feature. Each participation is backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company that has been determined by or on behalf of the Board of Trustees of the Portfolio to meet the prescribed quality standards of the Portfolio. The Portfolio has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the Portfolio's participation in the security, plus accrued interest. The Portfolio intends to exercise the liquidity feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Portfolio in order to facilitate withdrawals from the Portfolio, or (3) to maintain a high quality investment portfolio. In some cases, this liquidity feature may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Portfolio's high quality credit standards at the time of purchase of the participation interest. Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the Portfolio. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Portfolio will attempt to have the issuer of the participation interest bear the cost of the insurance, although the Portfolio retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Portfolio subject to the expense limitation of 2 1/2% of the first $30 million of the Portfolio's average net assets, 2% of the next $70 million and 1

1/2% of the Portfolio's average net assets in excess of $100 million. The Adviser has been instructed by the Portfolio's Board of Trustees to monitor continually the pricing, quality and liquidity of the variable rate instruments held by the Portfolio, including the participation interests, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Portfolio may subscribe. Although participation interests may be sold, the Portfolio intends to hold them until maturity, except under the circumstances stated above.

     In view of the "concentration" of the Portfolio in bank participation interests in Municipal Obligations secured by bank letters of credit or guarantees, an investment in the Portfolio should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

     Periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted to attempt to deal with them, have brought wide fluctuations in interest rates. When interest rates rise, the value of fixed income securities generally falls; and vice versa. While this is true for variable rate instruments generally, the variable rate nature of the underlying instruments should minimize these changes in value. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. Because the adjustment of interest rates on the variable rate instruments is made in relation to movements of various interest rate adjustment indices, the variable rate instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

     Because of the variable rate nature of the instruments, when prevailing interest rates decline the Portfolio's yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, the Portfolio's yield will increase and its shareholders will have reduced risk of capital depreciation.

     For purposes of determining whether a variable rate instrument held by the Portfolio matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Portfolio is entitled to receive payment of the principal amount of the instrument after notice or (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate instrument will be determined in the same manner for purposes of computing the Portfolio's dollar-weighted average portfolio maturity.

"When-Issued" Securities

     New issues of certain Municipal Obligations frequently are offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the Municipal Obligations are each fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the Municipal Obligations, takes place beyond customary settlement time (but normally within 45 days after the date of the Portfolio's commitment to purchase). Although the Portfolio will only make commitments to purchase "when-issued" or "forward delivery" Municipal Obligations with the intention of actually acquiring them, the Portfolio may sell these securities before the settlement date if deemed advisable by the Adviser.

     Municipal Obligations purchased on a "when-issued" or "forward delivery" basis and the securities held by the Portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a "when-issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. A separate account of the Portfolio consisting of cash or liquid debt securities equal to the amount of the "when-issued" or "forward delivery" commitments will be established at the Portfolio's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of the Portfolio's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, the Portfolio's obligations will be met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Portfolio's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.

Stand-by Commitments

     When the Portfolio purchases Municipal Obligations it may also acquire stand-by commitments from banks with respect to such Municipal Obligations. The Portfolio also may acquire stand-by commitments from broker-dealers. Under the stand-by commitment, a bank or broker-dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a "put" option acquired by the Portfolio with respect to a particular Municipal Obligation held in the Portfolio's portfolio.

     The amount payable to the Portfolio upon the exercise of a stand-by commitment normally would be (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Portfolio. Absent unusual circumstances relating to a change in market value, the Portfolio would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation. The Portfolio values stand-by commitments at zero for purposes of computing the value of its net assets.

     The stand-by commitments that the Portfolio may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised and the fact that the commitment is not marketable by the Portfolio and the maturity of the underlying security will generally be different from that of the commitment.

Taxable Securities

     Although the Portfolio attempts to invest 100% of its net assets in tax-exempt Municipal Obligations, the Portfolio may invest up to 20% of the value of the Portfolio's net assets in securities of the kind described below, the interest income on which is subject to federal income tax, under any one or more of the following circumstances: (a) pending investment in the type of securities described above; and (b) to maintain liquidity for the purpose of meeting anticipated withdrawals. In addition, the Portfolio may temporarily invest more than 20% of its assets in such taxable securities when, in the opinion of the Adviser, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Portfolio's assets may be invested are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. Government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any Municipal Obligations or other securities which the Portfolio is permitted to own. The Portfolio's assets may also be invested in Municipal Obligations which are subject to an alternative minimum tax.

Repurchase Agreements

     The Portfolio may invest assets in instruments subject to repurchase agreements only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Under the terms of a typical repurchase agreement, the Portfolio would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the Investment Company Act of 1940, as amended (the "1940 Act"). All repurchase agreements entered into by the Portfolio shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the Portfolio or its custodian or sub-custodian shall have possession of the collateral, which the Portfolio's Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Portfolio's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Portfolio. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Portfolio. The Portfolio will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the Portfolio exceed 10% of the Portfolio's total net assets. Repurchase agreements are also subject to the same risks described herein with respect to stand-by commitments.

                            Investment Restrictions

     The Portfolio has adopted the following policies which may not be changed without approval by a "majority of the outstanding voting securities" of the Portfolio, which as used in this Registration Statement means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Portfolio.

The Portfolio may not:

     (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes the Portfolio may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Portfolio, including the amount borrowed (moreover, the Portfolio may not purchase any securities at any time at which borrowings exceed 5% of its total assets (taken at market value))(it is intended that the Portfolio would borrow money only from banks and only to accommodate requests for withdrawal of all or a portion of a beneficial interest in the Portfolio while effecting an orderly liquidation of securities); for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

     (2) purchase any security or evidence of interest therein on margin, except that the Portfolio may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities;

     (3) underwrite securities issued by other persons, except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933 in selling a security;

     (4) make loans to other persons except (a) through the lending of securities held by the Portfolio, but not in excess of 33 1/3% of the Portfolio's net assets, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this paragraph
(4) the purchase of short term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan; for additional related restrictions, see clause (x) under the caption "State and Federal Restrictions" below;

     (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Portfolio reserves the freedom of action to hold and to sell real estate acquired as the result of ownership of securities by the Portfolio);

     (6) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of the assets of the Portfolio (taken at market value at the time of each investment) may be invested in any one industry, except that the Portfolio will invest at least 25% of its assets and may invest up to 100% of its assets in bank obligations; or

     (7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating the investment restriction in paragraph (1) above.

State and Federal Restrictions

     In order to comply with certain state and federal statutes and policies, the Portfolio does not as a matter of operating policy:

     (i) borrow money for any purpose in excess of 10% of its total assets (taken at cost) (moreover, the Portfolio will not purchase any securities at any time at which borrowings exceed 5% of its total assets (taken at market value)),

     (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of its net assets (taken at market value),

     (iii) sell any security which it does not own unless by virtue of its ownership of other securities the Portfolio has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; provided, that if such right is conditional the sale is made upon the same conditions,

     (iv) invest for the purpose of exercising control or management,

     (v) purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Portfolio will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Portfolio (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Portfolio; and provided, further, that the Portfolio shall not purchase securities issued by any open-end investment company,

     (vi) taken together with any investments described in clause (x) below, invest more than 10% of its net assets in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days,

     (vii) purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class,

     (viii) purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Portfolio, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value,

     (ix) write, purchase or sell any put or call option or any combination thereof,

     (x) taken together with any investments described in clause (vi) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Portfolio (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days), or

     (xi) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets, of the Portfolio (taken at market value) is held as collateral for sales at any one time (the Portfolio does not presently intend to make such sales).

     These policies are not fundamental and may be changed by the Portfolio without the approval of its investors in response to changes in the various state and federal requirements.

Designation of Issuer of Securities

     For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable SEC rules, be considered a separate security and could be treated as an issue of such government, other entity or bank.

Percentage and Rating Restrictions

     If a percentage restriction or a rating restriction on investment or utilization of assets set forth above is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security will not be considered a violation of such policy.


Item 14.  Management

     The Trustees and officers of the Portfolio and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those trustees and officers are "interested persons" (as defined in the 1940 Act) of the Portfolio. Unless otherwise indicated below, the address of each Trustee and officer is 6 St. James Avenue, Boston, Massachusetts.

Trustees

ELLIOTT J. BERV (aged 52) - Chairman and Director, Catalyst, Inc. (Management Consultants) (since August, 1992); President, Chief Operating Officer and Director, Deven International, Inc. (International Consultants) (June, 1991 to July, 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May, 1984). His address is 15 Stornoway Drive, Cumberland Foreside, Maine.

PHILIP W. COOLIDGE* (aged 44) - President of the Portfolio; Chairman, Chief Executive Officer and President, Signature Financial Group, Inc. and The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

MARK T. FINN (aged 52) - President and Director, Delta Financial, Inc. (since June, 1983); Chairman of the Board and Chief Executive Officer, FX 500 Ltd. (Commodity Trading Advisory Firm) (since April, 1990); Director, Vantage Consulting Group, Inc. (since October, 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.

WALTER E. ROBB, III (aged 69) - President, Benchmark Advisors, Inc. (Corporate Financial Advisors) (since 1989); Trustee of certain registered investment companies in MFS Family of Funds. His address is 35 Farm Road, Sherborn, Massachusetts.

Officers

PHILIP W. COOLIDGE* (aged 44) - President of the Portfolio; Chairman, Chief Executive Officer and President, Signature Financial Group, Inc. and The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

DAVID G. DANIELSON* (aged 30) - Assistant Treasurer of the Portfolio; Assistant Manager, Signature Financial Group, Inc. (since May, 1991); Graduate Student, Northeastern University (April, 1990 to March, 1991).

JOHN R. ELDER* (aged 47) - Treasurer of the Portfolio; Vice President, Signature Financial Group, Inc. (since April, 1995); Treasurer of the

Phoenix Family of Mutual Funds, Phoenix Home Life Mutual Insurance Company (1983 to March, 1995).

LINDA T. GIBSON* (aged 30) - Assistant Secretary of the Portfolio; Legal Counsel, Signature Financial Group, Inc. (since June, 1991); Law Student, Boston University School of Law (September, 1989 to May, 1992); Product Manager, Signature Financial Group, Inc. (January, 1989 to September, 1989).

JAMES S. LELKO, JR.* (aged 30) - Assistant Treasurer of the Portfolio; Assistant Manager, Signature Financial Group, Inc. (since January, 1993); Senior Tax Compliance Accountant, the Putnam Companies (September, 1988 to December, 1992).

THOMAS M. LENZ* (aged 37) - Secretary of the Portfolio; Vice President and Associate General Counsel, Signature Financial Group, Inc. (since November,
1989); Assistant Secretary, Signature Broker-Dealer Services, Inc. (since February, 1991); Attorney, Ropes & Gray (September, 1984 to November, 1989).

MOLLY S. MUGLER* (aged 44) - Assistant Secretary of the Portfolio; Legal Counsel and Assistant Secretary, Signature Financial Group, Inc. (since December, 1988); Assistant Secretary, The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

BARBARA M. O'DETTE* (aged 36) - Assistant Treasurer of the Portfolio; Assistant Treasurer, Signature Financial Group, Inc. and The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

ANDRES E. SALDANA* (aged 33) - Assistant Secretary of the Portfolio; Legal Counsel and Assistant Secretary, Signature Financial Group, Inc. (since November, 1992); Attorney, Ropes & Gray (September, 1990 to November, 1992).

DANIEL E. SHEA* (aged 33) - Assistant Treasurer of the Portfolio; Assistant Manager of Fund Administration, Signature Financial Group, Inc. (since November, 1993); Supervisor and Senior Technical Advisor, Putnam Investments (prior to 1990).

    The Trustees and officers of the Portfolio hold comparable positions with certain other funds for which LFBDS or an affiliate serves as distributor or administrator.

    The Trustees and Officers of the Portfolio also hold comparable positions with certain other funds for which The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS"), the Portfolio's administrator and a wholly-owned subsidiary of Signature Financial Group, Inc., or an affiliate, serves as the distributor or administrator. Mr. Coolidge is also a Trustee of Landmark Tax Free Reserves, an open-end investment company which is an investor in the Portfolio, and each officer of the Portfolio holds the same position with such investment company.

    The Trustees of the Portfolio (with the exception of Mr. Coolidge, who received no remuneration from the Portfolio) received the following remuneration from the Portfolio during its fiscal year ended August 31, 1995:





                                                Pension or                               Total
                                                Retirement                           Compensation
                                                 Benefits                           from Registrant
                              Aggregate         Accrued as         Estimated           and Fund
    Name of Person,          Compensation      Part of Fund     Annual Benefits     Complex Paid to
       Position            from Registrant       Expenses       Upon Retirement       Trustees (1)

   Elliott J. Berv,
   Trustee                    $3,131.12             --                 --              $40,000.00

   Mark T. Finn, Trustee      $2,962.31             --                 --              $40,000.00

   Walter E. Robb, III,       $3,405.70             --                 --              $44,500.00
   Trustee

--------------------------------
(1)   Messrs. Berv, Finn and Robb are trustees of 12, 14 and 12 funds, respectively, of the Landmark Family of Funds.


     The Portfolio's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Portfolio, unless, as to liability to the Portfolio or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Portfolio. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


Item 15.  Control Persons and Principal Holders of Securities.

     Landmark Tax Free Reserves owns all of the beneficial interests in the Portfolio except for an investment by LFBDS in the amount of $100.

     Landmark Tax Free Reserves is a registered investment company which has informed the Portfolio that whenever requested to vote on matters pertaining to the Portfolio, it will hold a meeting of shareholders and will cast its vote as instructed by its shareholders.

Item 16.  Investment Advisory and Other Services.

     Citibank manages the assets of the Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Portfolio's Board of Trustees may determine, the Adviser makes investment decisions for the Portfolio. The Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting securities transactions for the Portfolio. The Advisory Agreement continues in effect if such continuance is specifically approved at least annually by the Portfolio's Board of Trustees or by a vote of a majority of the voting securities of the Portfolio and, in either case, by a majority of the Portfolio's Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

     The Advisory Agreement provides that the Adviser may render services to others. The Advisory Agreement is terminable by the Portfolio without penalty on not more than 60 days' nor less than 30 days' written notice when authorized either by a vote of a majority of the voting securities of the Portfolio or by a vote of a majority of its Board of Trustees, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

     Part A of this Registration Statement contains a description of the fees payable to the Adviser for services under the Advisory Agreement. For the fiscal year ended August 31, 1993, the fee payable to Citibank under the Advisory Agreement with the Portfolio was $467,850 (of which $46,152 was voluntarily waived). For the fiscal year ended August 31, 1994, the fee payable to Citibank under the Advisory Agreement with the Portfolio was $493,866 (of which $25,348 was voluntarily waived). For the fiscal year ended August 31, 1995, the fee payable to Citibank under the Advisory Agreement was $613,607.

     The Portfolio has adopted an Administrative Services Plan (the "Administrative Plan") which provides that the Portfolio may obtain the services of an administrator, a transfer agent and a custodian, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Plan, the administrative services fee payable to the Administrator from the Portfolio may not exceed 0.05% of the Portfolio's average daily net assets on an annualized basis for its then-current fiscal year. The Administrative Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Portfolio's Trustees and a majority of the Portfolio's Trustees who are not "interested persons" of the

Portfolio and who have no direct or indirect financial interest in the operation of the Administrative Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Plan requires that the Portfolio provide to the Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Administrative Plan. The Administrative Plan may be terminated at any time by a vote of a majority of the Portfolio's Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio. The Administrative Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the Portfolio and may not be materially amended in any case without a vote of the majority of both the Portfolio's Trustees and the Portfolio's Qualified Trustees.

     Pursuant to an Administrative Services Agreement (the "Administrative Services Agreement"), LFBDS provides the Portfolio with general office facilities and supervises the overall administration of the Portfolio, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Portfolio; the preparation and filing of all documents required for compliance by the Portfolio with applicable laws and regulations; and arranging for the maintenance of books and records of the Portfolio. LFBDS provides persons satisfactory to the Board of Trustees of the Portfolio to serve as Trustees and officers of the Portfolio. Such Trustees and officers may be directors, officers or employees of LFBDS or its affiliates.

     The Administrative Services Agreement continues in effect if such continuance is specifically approved at least annually by the Portfolio's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio and, in either case, by a majority of the Trustees of the Portfolio who are not parties to the Administrative Services Agreement or interested persons of any such party. The Administrative Services Agreement terminates automatically if it is assigned and may be terminated without penalty by a vote of a majority of the outstanding voting securities in the Portfolio or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreement also provides that neither LFBDS, as the Administrator, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Agreement. The Administrative Services Agreement was most recently approved by the Portfolio's Board of Trustees on May 5, 1995.

     Part A of this Registration Statement contains a description of the fees payable to the LFBDS under the Administrative Services Agreement. For the fiscal years ended August 31, 1993 and August 31, 1994, the fees payable to LFBDS under the Administrative Services Agreement with the Portfolio were $116,962 and $123,466, respectively

(of which $11,538 and $6,337, respectively, was voluntarily waived). For the fiscal year ended August 31, 1995, the fees payable to LFBDS were $153,402.

     The Administrative Services Agreement provides that LFBDS may render administrative services to others.

     LFBDS is a wholly-owned subsidiary of Signature Financial Group, Inc.

     Pursuant to a sub-administrative services agreement, Citibank performs such sub-administrative duties for the Portfolio as are from time to time agreed upon by Citibank and LFBDS. Citibank's sub-administrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Portfolio, participation in the preparation of documents required for compliance by the Portfolio with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees and shareholders of the Portfolio, and other functions which would otherwise be performed by the Administrator as set forth above. For performing such sub-administrative services, Citibank receives such compensation as is from time to time agreed upon by LFBDS and Citibank, not to exceed the amount paid to the Administrator for its services under the Administrative Services Agreement. All such compensation is paid by LFBDS.

     The Portfolio has entered into a Transfer Agency Agreement and a Custodian Agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street acts as transfer agent and custodian for the Portfolio. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

     Deloitte & Touche LLP are the independent certified public accountants for the Portfolio, providing audit services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission. The principal business address of Deloitte & Touche LLP is 125 Summer Street, Boston, Massachusetts, 02110.


Item 17.  Brokerage Allocation and Other Practices.

     The Portfolio's purchases and sales of securities usually are principal transactions. Securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Portfolio does not anticipate paying brokerage commissions. Any transaction for which the Portfolio pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

     Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the investors in the Portfolio rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

     Investment decisions for the Portfolio are made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, the Portfolio and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy may adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for the Portfolio and for other investment companies or accounts managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

     No transactions are executed with the Adviser or an affiliate of the Adviser, in any case acting either as principal or as broker.


Item 18.  Capital Stock and Other Securities.

     Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in the Portfolio. Investors are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of the Portfolio. Upon liquidation or dissolution of the Portfolio, investors are entitled to share pro rata in the Portfolio's net assets available for distribution to its investors. Investments in the Portfolio have no preference, pre-emptive, conversion or similar rights and are fully paid and non-assessable, except as set forth below. Investments in the Portfolio may not be transferred. Certificates representing an investor's beneficial interest in the Portfolio are issued only upon the written request of an investor.

     Each investor is entitled to a vote in proportion to the value of its investment in the Portfolio. Investors in the Portfolio do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interest in the Portfolio may elect all of the Trustees of the Portfolio if they choose to do so and in such event the other investors in the Portfolio would not be able to elect any Trustee. The Portfolio is not required and has no current intention to hold annual meetings of investors but the Portfolio will hold special meetings of investors when in the judgment of the Portfolio's Trustees it is necessary or desirable to submit matters for an investor vote. No material amendment may be made to the Portfolio's Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Portfolio.

     The Portfolio may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of two-thirds of the outstanding voting securities of the Portfolio. The Portfolio may also be terminated (i) by the affirmative vote of two-thirds of the outstanding voting securities of the Portfolio or (ii) by the Trustees of the Portfolio by written notice to its investors.

     The Portfolio is organized as a trust under the laws of the State of New York. Investors in the Portfolio are personally liable for its obligations and liabilities, subject, however, to indemnification by the Portfolio in the event that there is imposed upon an investor a greater portion of the liabilities and obligations of the Portfolio than its proportionate beneficial interest in the Portfolio. The Declaration of Trust also provides that the Portfolio maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Portfolio, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. It is not expected that the liabilities of the Portfolio would ever exceed its assets.

     The Portfolio's Declaration of Trust further provides that obligations of the Portfolio are not binding upon the Trustees individually, but only upon the property of the Portfolio and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Each investor in the Portfolio may add to or reduce its investment in the Portfolio on each business day. At 12:00 noon, Eastern time, on each such business day, the value of each investor's interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio effective for that day. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 12:00 noon, Eastern time, on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 12:00 noon, Eastern time, on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the

Portfolio as of 12:00 noon, Eastern time, on the following business day of the Portfolio.

Item 19.  Purchase, Redemption and Pricing of Securities.

     Beneficial interests in the Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Portfolio may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This registration statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

     The Portfolio determines its net asset value as of 12:00 noon, Eastern time, on each day on which the New York Stock Exchange is open for trading. As of the date of this Registration Statement, the New York Stock Exchange will be open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchases and withdrawals will be effected at the time of determination of net asset value next following the receipt of any purchase or withdrawal order.

     The securities held by the Portfolio are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates or other factors cause the market value of the securities held by the Portfolio to deviate more than 1/2 of 1% from their value determined on the basis of amortized cost, the Portfolio's Board of Trustees will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

     Pursuant to the rules of the Securities and Exchange Commission, the Portfolio's Board of Trustees has established procedures to stabilize the value of the Portfolio's net assets within 1/2 of 1% of the value determined on the basis of amortized cost. These procedures include a review of the extent of any such deviation of net asset value, based on available market quotations. Should that deviation exceed 1/2 of 1%, the Portfolio's Board of Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to the investors in the Portfolio. Such action may include withdrawal in kind, selling its securities prior to maturity and utilizing a net asset value as determined by using available market quotations. The Portfolio maintains a dollar-weighted average maturity of 90 days or less, does not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days, limits its investments, including repurchase agreements, to those U.S. dollar-denominated instruments that have been determined by or on behalf of the Portfolio's Board of Trustees to present minimal credit risks and complies with certain reporting and recordkeeping procedures. The Portfolio has also established procedures to ensure that securities purchased by it meet its high quality criteria.

     Subject to compliance with applicable regulations, the Portfolio has reserved the right to pay the redemption price of beneficial interests in the Portfolio, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the beneficial interests being redeemed. If a holder of beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

     The Portfolio may suspend the right of redemption or postpone the date of payment for beneficial interests in the Portfolio more than seven days during any period when (a) trading in the markets the Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission exists making disposal of the Portfolio's investments or determination of its net asset value not reasonably practicable;
(b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the Securities and Exchange Commission has by order permitted such suspension.


Item 20.  Tax Status.

     The Portfolio is organized as a trust under New York law. The Portfolio has determined, on the basis of an opinion of special tax counsel, that it is properly treated as a partnership for federal and New York income tax purposes. Accordingly, the Portfolio is not subject to any income tax, but each investor in the Portfolio must take account of its share of the Portfolio's ordinary income and capital gains in determining its income tax liability. The determination of such share will be made in accordance with the governing instruments of the Portfolio and the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

     The Portfolio's taxable year-end is August 31. Although the Portfolio is not subject to federal income tax, it files appropriate federal income tax returns.

     The Portfolio believes that, in the case of an investor in the Portfolio that seeks to qualify as a regulated investment company ("RIC") under the Code, the investor should be treated for federal income tax purposes as an owner of an undivided interest in the assets and operations of the Portfolio, and accordingly should be deemed to own a proportionate share of each of the assets of the

Portfolio and should be entitled to treat as earned by it the portion of the Portfolio's gross income attributable to that share. The Portfolio also believes that each such investor should be deemed to hold its proportionate share of the Portfolio's assets for the period the Portfolio has held the assets or for the period the investor has been a partner in the Portfolio, whichever is shorter. Each such investor should consult its tax advisers regarding whether, in light of its particular tax status and any special tax rules applicable to it, this approach applies to its investment in the Portfolio, or whether the Portfolio should be treated, as to it, as a separate entity as to which the investor has no direct interest in Portfolio assets or operations.

    In order to enable an investor in the Portfolio that is otherwise eligible to qualify as a RIC under the Code to so qualify, the Portfolio intends to satisfy the requirements of Subchapter M of the Code relating to the nature of the Portfolio's gross income and the composition (diversification) and holding period of the Portfolio's assets as if those requirements were directly applicable to the Portfolio, and to allocate and permit withdrawals of its net investment income and any net realized capital gains in a manner that will enable an investor that is a RIC to comply with the qualification requirements imposed by Subchapter M of the Code.

     The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income (including net investment income derived from interest on Municipal Obligations), net realized capital gains, and any other items of income, gain, loss, deduction, or credit in a manner intended to comply with the Code and applicable Treasury regulations.

     To the extent the cash proceeds of any withdrawal or distribution exceed an investor's adjusted tax basis in its partnership interest in the Portfolio, the investor will generally recognize gain for federal income tax purposes. If, upon a complete withdrawal (i.e., a redemption of its entire interest in the Portfolio), the investor's adjusted tax basis in its partnership interest in the Portfolio exceeds the proceeds of the withdrawal, the investor will generally recognize a loss for federal income tax purposes. An investor's adjusted tax basis in its partnership interest in the Portfolio will generally be the aggregate price paid therefor, increased by the amounts of its distributive share of items of realized net income (including income, if any, exempt from Federal income tax) and gain, and reduced, but not below zero, by the amounts of its distributive share of items of realized net loss and the amounts of any distributions received by the investor.

     There are certain tax issues which will be relevant to only certain of the Portfolio's investors, specifically, investors which are segregated asset accounts and investors who contribute assets other than cash to the Portfolio. It is intended that such segregated asset accounts will be able to satisfy diversification requirements applicable to them and that such contributions of assets will not be taxable provided certain requirements are met.

     The above discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions, or the state, local, or non-United States tax laws that may be applicable to certain investors. Investors should consult their own tax advisers with respect to the special tax rules that may apply in their particular situations, as well as the state, local, or foreign tax consequences to them of investing in the Portfolio.

Item 21.  Underwriters.

     The exclusive placement agent for the Portfolio is LFBDS, which receives no additional compensation for serving in this capacity. Investment companies, insurance company separate accounts, common and commingled trust funds and similar organizations and entities may continuously invest in the Portfolio.


Item 22.  Calculations of Performance Data.

    Not applicable.


Item 23.  Financial Statements.

     The financial statements contained in the Annual Report of the Portfolio (Accession Number 864953-95-000003) for the fiscal year ended August 31, 1995 are incorporated by reference into this Statement of Additional Information.

     A copy of the Annual Report of the Portfolio accompanies this Statement of Additional Information.

                                    Part C


Item 24.  Financial Statements and Exhibits.

(a)   Financial Statements Included in Part A:

      Not applicable.

      Financial Statements Included in Part B:

      Portfolio of Investments at August 31, 1995*

      Statement of Assets and Liabilities at August 31, 1995*

      Statement of Operations for the year ended August 31, 1995*

      Statement of Changes in Net Assets for the years ended August 31, 1995 and August 31, 1994*

      Financial Highlights for the years ended August 31, 1995,
      August 31, 1994, August 31, 1993 and August 31, 1992 and the period from February 5, 1991 (commencement of operations) to August 31, 1991*

      Notes to Financial Statements - August 31, 1995*

      Independent Auditors' Report - September 30, 1995*

---------------
   * Incorporated herein by reference to the Annual Report of the Registrant for the fiscal year ended August 31, 1995, filed with the Securities and Exchange Commission on the EDGAR system on or about October 26, 1995 (Accession Number 864953-95-000003).


(b)   Exhibits


 *1     Declaration of Trust of the Registrant

**2     By-Laws of the Registrant

**5     Investment Advisory Agreement between the Registrant and
        Citibank, N.A., as investment adviser

**8 Custodian Agreement between the Registrant and State Street Bank and Trust Company, as custodian

**9(a) Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company, as transfer agent

**9(b) Administrative Services Agreement between the Registrant and The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS"), as administrator

**9(c)  Sub-Administrative Services Agreement between LFBDS and
        Citibank, N.A.

**9(d)  Administrative Services Plan of the Registrant

 11     Consent of Deloitte & Touche LLP, independent auditors of the
        Registrant

**13 Copies of investment representation letters from initial shareholders

27      Financial Data Schedule

---------------
* Incorporated by reference to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on June 18, 1990.
** Incorporated by reference to Amendment No. 1 to Registrant's
   Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on February 4, 1991.


Item 25.  Persons Controlled by or under Common Control with Registrant.

    Not applicable.


Item 26.  Number of Holders of Securities.

                 (1)                         (2)
           Title of Class         Number of Record Holders
                                 (as of December 15, 1995)

        Beneficial Interests                  2


Item 27.  Indemnification.

     Reference is hereby made to Article V of the Registrant's Declaration of Trust, filed as an Exhibit to its Registration Statement on Form N-1A.

     The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 28. Business and Other Connections of Investment Adviser.

     Citibank, N.A. ("Citibank") is a commercial bank offering a wide range of banking and investment services to customers across the United States and around the world. Citibank is a wholly-owned subsidiary of Citicorp, a registered bank holding company. Citibank also serves as investment adviser to the following registered investment companies (or series thereof): The Premium Portfolios (Balanced Portfolio, Equity Portfolio, Government Income Portfolio, International Equity Portfolio, Emerging Asian Markets Equity Portfolio and Small Cap Equity Portfolio), U.S. Treasury Reserves Portfolio, Cash Reserves Portfolio, Landmark Multi-State Tax Free Funds (Landmark California Tax Free Reserves, Landmark Connecticut Tax Free Reserves, Landmark New York Tax Free Reserves), Landmark Fixed Income Funds (Landmark Intermediate Income Fund), Landmark Tax Free Income Funds (Landmark New York Tax Free Income Fund and Landmark National Tax Free Income Fund) and Landmark VIP Funds (Landmark VIP U.S. Government Portfolio, Landmark VIP Balanced Portfolio, Landmark VIP Equity Portfolio and Landmark VIP International Equity Portfolio). As of December 31, 1994, Citibank and its affiliates managed assets in excess of $73 billion worldwide. The principal place of business of Citibank is located at 399 Park Avenue, New York, New York 10043.

     The Chairman of the Board and a Director of Citibank is John S. Reed. The following are Vice Chairmen of the Board and Directors of Citibank: Paul J. Collins, Pei-yuan Chia, William R. Rhodes and H. Onno Ruding. Other Directors of Citibank are D. Wayne Calloway, Chairman and Chief Executive Officer, PepsiCo, Inc., Purchase, New York; Colby H. Chandler, Former Chairman and Chief Executive Officer, Eastman Kodak Company; Kenneth T. Derr, Chairman and Chief Executive Officer, Chevron Corporation; H.J. Haynes, Senior Counselor, Bechtel Group, Inc., San Francisco, California; Rozanne L. Ridgway, President, The Atlantic Council of the United States; Robert B. Shapiro, President and Chief Operating Officer, Monsanto Company; Frank A. Shrontz, Chairman and Chief Executive Officer, Boeing Company, Seattle, Washington; Mario Henrique Simonsen, Vice Chairman, Brazilian Institute of Economics, The Getulio Vargas Foundation; Roger B. Smith, Former Chairman and Chief Executive Officer, General Motors Corporation; Franklin A. Thomas, President, The Ford Foundation, New York, New York; and Edgar S. Woolard, Jr., Chairman and Chief Executive Officer, E.I. DuPont De Nemours & Company.

     Each of the individuals named above is also a Director of Citicorp. In addition, the following persons have the affiliations indicated:

D. Wayne Calloway         Director, Exxon Corporation
                          Director, General Electric Company
                          Director, PepsiCo., Inc.

Colby H. Chandler         Director, Digital Equipment Corporation
                          Director, Ford Motor Company
                          Director, J.C. Penney Company, Inc.

Pei-yuan Chia             None

Paul J. Collins           Director, Kimberly-Clark Corporation

Kenneth T. Derr           Director, Chevron Corporation
                          Director, Potlatch Corporation

H.J. Haynes               Director, Bechtel Group, Inc.
                          Director, Boeing Company
                          Director, Fremont Group, Inc.
                          Director, Hewlett-Packard Company
                          Director, Paccar Inc.
                          Director, Saudi Arabian Oil Company

John S. Reed              Director, Monsanto Company
                          Director, Philip Morris Companies,
                            Incorporated
                          Stockholder, Tampa Tank & Welding, Inc.

William R. Rhodes         Director, Private Export Funding
                            Corporation

Rozanne L. Ridgway        Director, 3M
                          Director, Bell Atlantic Corporation
                          Director, Boeing Company
                          Director, Emerson Electric Company
                          Member-International Advisory Board,
                            New Perspective Fund, Inc.
                          Director, RJR Nabisco, Inc.
                          Director, Sara Lee Corporation
                          Director, Union Carbide Corporation

H. Onno Ruding            Member, Board of Supervisory Directors,
                            Amsterdam Trustee's Kantoor
                          Board Member, Corning Incorporated
                          Advisor, Intercena (C&A) (Netherlands)
                          Member, Board of Supervisory Directors,
                            Pechiney Nederland N.V.
                          Member, Board of Advisers, Robeco N.V.
                          Advisory Director, Unilever N.V.
                          Advisory Director, Unilever PLC

Robert B. Shapiro         Director, G.D. Searle & Co.
                          Director, Liposome Technology, Inc.
                          Director, Monsanto Company
                          Director, The Nutrasweet Company

Frank A. Shrontz          Director, 3M
                          Director, Baseball of Seattle, Inc.
                          Director, Boeing Company
                          Director, Boise Cascade Corp.

Mario Henrique Simonsen   Director, Companhia Bozano Simonsen
                            Comercioe E Industria
                          Director, Companhia Monteia & Aranha
                          President, Simposium Consultoria E
                            Servicos Tecnicos LTDA

Roger B. Smith            Director, International Paper Company
                          Director, Johnson & Johnson
                          Director, Pepsico, Inc.
                          Director, Rubatex Corporation

Franklin A. Thomas        Director, Aluminum Company of America
                          Director, American Telephone & Telegraph
                            Co.
                          Director, CBS, Inc.
                          Director, Cummins Engine Company, Inc.
                          Director, Pepsico, Inc.

Edgar S. Woolard, Jr.     Director, E.I. DuPont De Nemours &
                            Company
                          Director, International Business
                            Machines Corp.
                          Director, Seagram Company, Ltd.


Item 29.  Principal Underwriters.

     (a) The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS"), the Registrant's Distributor, is also the distributor for Landmark International Equity Fund, Landmark Emerging Asian Markets Equity Fund, Landmark U.S. Treasury Reserves, Landmark Cash Reserves, Premium U.S. Treasury Reserves, Premium Liquid Reserves, Landmark Institutional U.S. Treasury Reserves, Landmark Institutional Liquid Reserves, Landmark Tax Free Reserves, Landmark California Tax Free Reserves, Landmark Connecticut Tax Free Reserves, Landmark New York Tax Free Reserves, Landmark U.S. Government Income Fund, Landmark Intermediate Income Fund, Landmark Balanced Fund, Landmark Equity Fund, Landmark Small Cap Equity Fund, Landmark National Tax Free Income Fund, Landmark New York Tax Free Income Fund, and Landmark VIP Funds (Landmark VIP U.S. Government Portfolio, Landmark VIP Balanced Portfolio, Landmark VIP Equity Portfolio and Landmark VIP International Equity Portfolio). LFBDS is also the placement agent for International Equity Portfolio, Balanced Portfolio, Equity Portfolio, Small Cap Equity Portfolio, Government Income Portfolio, Emerging Asian Markets Equity Portfolio, Cash Reserves Portfolio, and U.S. Treasury Reserves Portfolio.

     (b) The information required by this Item 29 with respect to each director and officer of LFBDS is incorporated by reference to Schedule A of Form BD filed by LFBDS pursuant to the Securities and Exchange Act of 1934 (File No. 8-32417).

     (c) Not applicable.


Item 30.  Location of Accounts and Records.

The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

Name                                       Address

The Landmark Funds Broker-Dealer           6 St. James Avenue
   Services, Inc.                          Boston, MA 02116
(administrator and exclusive
   placement agent)

State Street Bank and Trust Company        State Street South
(custodian and transfer agent)             1776 Heritage Drive
                                           North Quincy, MA
                                           02171

Citibank, N.A.                             153 East 53rd Street
(investment adviser)                       New York, NY 10043


Item 31.  Management Services.

    Not applicable.


Item 32.  Undertakings.

    Not applicable.

                                   SIGNATURE

     Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 27th day of December, 1995.


                                              TAX FREE RESERVES PORTFOLIO


                                              By:  Philip W. Coolidge
                                                   Philip W. Coolidge,
                                                     President

                                 EXHIBIT INDEX


Number

11 Consent of Deloitte & Touche LLP, independent auditors of the Registrant

27        Financial Data Schedule